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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 29, 2005


                         Morgan Stanley Capital I Inc.
                 Morgan Stanley Mortgage Loan Trust 2005-11AR
                Mortgage-Backed Certificates, Series 2005-11AR


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-125593              13-3291626
----------------------------      ---------------        ----------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)              File Number)        Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                           10036
----------------------                                       ----------
  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      296-7000
                                                   ----- --------------

______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
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Item 8.01.  Other Events.
---------   ------------

     On December 29, 2005, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2005-11AR. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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

Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01.   Financial Statements and Exhibits.
----------   ---------------------------------

(a) Financial statements of businesses acquired:
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    -------------------------------

         Not applicable.

(c)  Exhibits:
     --------

Exhibit No.    Description
-----------    -----------

      99.1. Pooling and Servicing Agreement, dated as of December 1, 2005, by and among the Company, Master Servicer, Securities Administrator and the Trustee.



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MORGAN STANLEY CAPITAL I INC.



                                   By: /s/ Valerie Kay
                                       ----------------------------------------
                                       Valerie Kay
                                       Executive Director



Dated:  January 27, 2006



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

                                 Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

99.1.     Pooling and Servicing Agreement, dated as of December 1,
          2005, by and among, the Company, Master Servicer, Securities
          Administrator and the Trustee.                                     6



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